Exhibit 99.2

DATE: July 15, 2013

FOR IMMEDIATE RELEASE

Eastern Insurance Holdings, Inc. Announces Affirmation of A (Excellent)

A.M. Best Financial Strength Rating of Subsidiary Eastern Re

Lancaster, PA. Eastern Insurance Holdings, Inc. (“EIHI”) (NASDAQ: EIHI) today announced that A.M. Best Company has affirmed it’s A (Excellent) financial strength rating and stable outlook for subsidiary Eastern Re Ltd., SPC (“Eastern Re”), EIHI’s offshore segregated portfolio company.

“A.M. Best’s affirmation of the A (Excellent) rating of Eastern Re recognizes its excellent operational and financial performance within the workers’ compensation segregated portfolio cell (“SPC”) reinsurance segment and the successful execution of our business plan with SPC owners and agency partners,” said Michael Boguski, President and Chief Executive Officer of EIHI. “The A (Excellent) A.M. Best financial strength rating confirms EIHI’s ability to compete for additional SPC program business in our expanded operating territories.”

In its news release affirming the A (Excellent) rating, A.M. Best recognized Eastern Re’s “historically profitable operating results and stand-alone capitalization.” In 2006, Eastern Re became the first segregated portfolio company to be rated by A.M. Best.

Organized in 1987 as a Cayman-domiciled program underwriter, Eastern Re was licensed in 1998 as a SPC. As a SPC, or cell captive, Eastern Re delivers alternative market solutions to individual companies, groups and associations through the creation of individual cells.

EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation products and services and a segregated portfolio cell reinsurance business. EIHI’s Web address is www.eihi.com.

FORWARD LOOKING STATEMENTS

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “project,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, therefore no assurance can be given that management’s expectations, beliefs or projections will occur or be achieved or accomplished. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes, a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our Form S-1 Registration Statement, filed with the U.S. Securities and Exchange Commission and in our other public filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements. This press release also does not constitute an offer to sell, or a solicitation of an offer to buy, EIHI securities. Such an offer will be made only by means of a prospectus.

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SOURCE:	Eastern Insurance Holdings, Inc.
CONTACT:	Kevin Shook, Executive Vice President, Treasurer and Chief Financial Officer 717.735.1660, kshook@eains.com